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              CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
                                  on behalf of
           Multi-Strategy Market Neutral Investments (the "Portfolio")

                         Supplement dated April 1, 2004
                      to the Prospectus dated July 29, 2003


The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and any supplement thereto:

On March 18, 2004, the Trust's Board of Trustees (a) approved the termination of Pegasus Investments Inc. as an investment adviser to the Portfolio effective March 26, 2004 and (b) accepted Weiss, Peck & Greer Investment's ("WP&G") decision not to commence rendering services as an investment adviser to the Portfolio (WP&G's appointment as investment adviser had been described in a supplement dated February 10, 2004 to the Prospectus).

Effective March 26, 2004 the assets of the Portfolio have been allocated among the Portfolio's current investment advisers as follows: SSI Investment Management Inc., 25%; Camden Asset Management, L.P., 25%; Calamos Asset Management, Inc., 20%; Franklin Portfolio Associates LLC, 15%; and Freeman Associates Investment Management LLC, 12.5%. In addition, 2.5% of the Portfolio will be allocated to cash investments.



TK 2090 7/03 S9